UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

   FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 22, 2018

WYNN RESORTS, LIMITED
(Exact name of registrant as specified in its charter)

Nevada	000-50028	46-0484987
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3131 Las Vegas Boulevard South Las Vegas, Nevada		89109
(Address of principal executive offices)		(Zip Code)
(702) 770-7555
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, Wynn Resorts, Limited (the "Company") intends to sell 5,300,000 newly issued shares of Company common stock ("Common Stock") to Galaxy Entertainment Group Limited (or one of its affiliates) in a public offering registered under the Securities Act of 1933 at a price of $175 per share (the "Equity Offering"). On March 22, 2018, the Company entered into an agreement with Deutsche Bank Securities Inc., BNP Paribas Securities Corp., Goldman Sachs & Co. LLC, Scotia Capital (USA) Inc., and SMBC Nikko Securities America, Inc. to underwrite the Equity Offering (the "Equity Underwriting Agreement"). The Equity Offering is expected to close on or about April 3, 2018.

The Equity Underwriting Agreement is attached hereto as Exhibit 1.1 and incorporated herein by reference. An opinion letter of Brownstein Hyatt Farber Schreck, LLP relating to the validity of the shares of Common Stock to be issued in the Equity Offering is attached hereto as Exhibit 5.1 and incorporated herein by reference.

In addition, as previously disclosed, the Wynn Family Limited Partnership entered into agreements on March 22, 2018 to sell approximately 8.0 million shares of Common Stock in privately negotiated transactions to institutional buyers (the "WFLP Sales"). The WFLP Sales are expected to close on or about March 27, 2018.

An opinion letter of Brownstein Hyatt Farber Schreck, LLP relating to the validity of the shares of Common Stock to be sold in the WFLP Sales is attached hereto as Exhibit 5.2.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1
Equity Underwriting Agreement, dated March 22, 2018, by and between Wynn Resorts, Limited, Deutsche Bank Securities Inc., BNP Paribas Securities Corp., Goldman Sachs & Co. LLC, Scotia Capital (USA) Inc., and SMBC Nikko Securities America, Inc.

5.1	Opinion of Brownstein Hyatt Farber Schreck, LLP.
5.2	Opinion of Brownstein Hyatt Farber Schreck, LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WYNN RESORTS, LIMITED

Dated: March 27, 2018	By:	/s/ Kim Sinatra
Kim Sinatra
Executive Vice President and General Counsel